JOINT FILING AGREEMENT WITH RESPECT TO SCHEDULE 13D/A
              -----------------------------------------------------

            In accordance with Rule 13d-1(k) of Regulation 13D-G under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that any statement on Schedule 13D/A to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to the Common Stock, par value $.01 per share, of Taubman Centers, Inc., a Michigan corporation, may be filed by Robert S. Taubman, on behalf of each of the undersigned, and further agree that this Joint Filing Agreement may be filed as an exhibit to any such statement.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the 14th day of November, 2002.


                                                     /s/ Robert S. Taubman
                                                     ------------------------
                                                     By:   Robert S. Taubman


                                                     THE A. ALFRED TAUBMAN
                                                     RESTATED REVOCABLE TRUST,
                                                     as amended and restated in
                                                     its entirety by Instrument
                                                     dated January 10, 1989 and
                                                     subsequently by Instrument
                                                     dated June 25, 1997, and by
                                                     Instrument dated April 10,
                                                     2002, as the same has been
                                                     and may hereafter be
                                                     amended from time to time.

                                                      /s/Jeffrey H. Miro **
                                                     ------------------------


                                                     TRA Partners

                                                      /s/Jeffrey H. Miro **
                                                     ------------------------

                                                     Taub-Co Holdings LLC
                                                      /s/Jeffrey H. Miro **
                                                     ------------------------

                                                     TG Partners Limited
                                                     Partnership
                                                      /s/Jeffrey H. Miro **
                                                     ------------------------

                                                     TG Acquisitions
                                                      /s/Jeffrey H. Miro **
                                                     ------------------------

                                                      /s/ Courtney Lord
                                                     ------------------------
                                                     By:   Courtney Lord


                                                     Taubman Realty Ventures LLC
                                                      /s/Jeffrey H. Miro **
                                                     ------------------------

                                                     /s/ John T. Alfonsi
                                                           attorney-in-fact for
                                                           Robert C. Larson,
                                                           Trustee of the Robert
                                                           C. Larson Revocable
                                                           Trust u/a/d 1/24/86,
                                                           as amended

                                                     /s/ Max M. Fisher
                                                     ------------------------
                                                     By:   Max M. Fisher, acting
                                                           not individually but
                                                           as Trustee or
                                                           successor(s) in
                                                           trust, of The Max M.
                                                           Fisher Revocable
                                                           Trust, as amended and
                                                           restated in its
                                                           entirety by
                                                           Instrument dated May
                                                           11, 1992 (as may be
                                                           amended from time to
                                                           time)


                                                     Martinique Hotel, Inc.
                                                     /s/ Phillip WM. Fisher
                                                     ------------------------
                                                     By:    Phillip WM. Fisher
                                                     Its:   Vice President

                                                     /s/ William S. Taubman
                                                     ------------------------
                                                     By:   William S. Taubman


                                                     R&W - TRG, LLC

                                                     /s/ William S. Taubman
                                                     -----------------------

                                                        /s/ John Rakolta, Jr.
                                                     ------------------------
                                                     By:   John Rakolta, Jr.

                                                        /s/ Allen Lassiter
                                                     ------------------------
                                                     By:   Allen Lassiter,
                                                             Trustee of the
                                                             Eileen Heather
                                                             Vanderkloot
                                                             Irrevocable Trust,
                                                             U/A dated 12/22/92

                                                        /s/ Allen Lassiter
                                                     ------------------------
                                                     By:   Allen Lassiter,
                                                             Trustee of the
                                                             Lauren Rakolta
                                                             Irrevocable Trust,
                                                             U/A dated 12/21/92

                                                        /s/ Allen Lassiter
                                                     ------------------------
                                                     By:   Allen Lassiter,
                                                             Trustee of the
                                                             Paige Alexandra
                                                             Rakolta Irrevocable
                                                             Trust, U/A dated
                                                             12/22/91

                                                        /s/ Allen Lassiter
                                                     ------------------------
                                                     By:   Allen Lassiter,
                                                             Trustee of the John
                                                             Rakolta, III
                                                             Irrevocable Trust,
                                                             U/A dated 12/22/92

** Jeffrey H. Miro, as attorney-in-fact under Durable General Power of Attorney dated April 10, 2002, for A. Alfred Taubman, acting not individually, but as the Trustee the A. Alfred Taubman Restated Revocable Trust.